Exhibit 10.2

MARKIT GROUP LIMITED
SECOND AMENDMENT TO CONTRACT OF EMPLOYMENT
PURSUANT TO THE EMPLOYMENT RIGHTS ACT 1996

Amendment dated as of January 24, 2017 (this “Amendment”) to the Contract of Employment dated as of July 1, 2014 (the “Current Agreement”) between Markit Group Limited (the “Company”) and Lance Uggla (“Executive”), as amended as of March 19, 2016.

W I T N E S S E T H

WHEREAS, the Company and Executive have agreed to amend the terms and conditions of the continued employment of Executive by the Company.

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby by acknowledged by each of the parties, the Company and Executive hereby agree as follows:

1.	AMENDMENTS
(a)    Clause 2.3 and clause 9.1.3 of the Current Agreement are hereby deleted in their entirety.

(b)    Clause 2.4 of the Current Agreement is hereby renumbered as clause 2.3, and all other references to clause 2.4 in the Current Agreement will be read to refer to clause 2.3.

2.	EFFECTIVENESS OF AMENDMENT

This Amendment will become effective as of December 1, 2016.

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In witness whereof this amendment has been signed as a deed and delivered on the date written below.

Signed as a deed by:

/s/ Lance Uggla                01/24/2017
____________________________        __________________________
Lance Uggla    Date

In the presence of:

/s/ Christopher McLoughlin            01/24/2017
_________________________        ________________________
Name / Signature                Date

Signed on behalf of Markit Group Limited by:

/s/ Christopher McLoughlin            01/24/2017
_________________________        ________________________
Name / Signature                Date

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